Fees Summary	Mar. 01, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 31,730,769.00
Previously Paid Amount	0.00
Total Fee Amount	4,382.02
Total Offset Amount	0.00
Net Fee	$ 4,382.02